                               ABS New Transaction


                             Computational Materials
                             -----------------------



                             $450,000,000 (approx.)
                        Green Tree Financial Corporation
              Home Improvement and Home Equity Loans, Series 1998-F



                       [LOGO OF GREEN TREE APPEARS HERE]



                        Green Tree Financial Corporation
                                 Seller/Servicer



December 21, 1998



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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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                                      -2-

                       TERM SHEET DATED DECEMBER 22, 1998
                        Green Tree Financial Corporation
                              (Seller and Servicer)

          Green Tree Home Improvement and Home Equity Loan Trust 1998-F
                           $450,000,000 (Approximate)
                               Subject to Revision

--------------------------------------------------------------------------------

                                   Pass-Through           Ratings          WAL at 100% of Prepay.
   Notes           Amount        Rate/Tranche Type     (Moody's/S&P)            Model (1)(2)           Expected Maturity
   -----           ------        -----------------     -------------            ------------           -----------------
Class A-1       $245,280,000        Fixed/Senior           Aaa/AAA          Priced/Not Offered        Priced/Not Offered

Class A-2       $ 99,645,000        Fixed/Senior           Aaa/AAA          Priced/Not Offered        Priced/Not Offered

Class M-1       $ 24,075,000      Fixed/Mezzanine           Aa3/AA                10.02                      12/09

Class M-2       $ 31,500,000      Fixed/Mezzanine            A3/A                 10.96                      12/09

Class B-1       $ 24,750,000     Fixed/Subordinate         Baa3/BBB                5.45                       3/06

Class B-2(3)    $ 24,750,000     Fixed/Subordinate         Ba1/BBB-                9.69                      12/09

------------------------
(1)  Run to 10% Call.

(2) The Notes will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.

(3)  Not offered hereby.

ISSUER:                          Green Tree Home Improvement and Home Equity Loan Trust 1998-F

SELLER/SERVICER:                 Green Tree Financial Corporation ("Green Tree")

INDENTURE TRUSTEE:               U.S. Bank Trust National Association

OWNER TRUSTEE:                   Wilmington Trust Company

UNDERWRITERS:                    Merrill Lynch & Co. (Lead Manager), Lehman Brothers (Co-Lead)

NOTE INSURER (Class A-1 & A-2):  Financial Security Assurance Inc.

CUT-OFF DATE:                    December 1, 1998

EXPECTED PRICING:                Wednesday, December 16, 1998.


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                                      -3-


EXPECTED SETTLEMENT:             December 30, 1998  (the actual date of closing, the "Closing Date").

PAYMENT DATE:                    The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing in January, 1999.

ERISA:                           It is expected that the Notes will be ERISA eligible.

TAX STATUS:                      Debt obligations of the Issuer.

OPTIONAL REDEMPTION:             10% optional clean-up call.

COLLATERAL:                      Fixed-rate, home improvement contracts and promissory notes and fixed rate, closed-end home equity contracts (the "Contracts") secured by first, second, third, or fourth priority liens on the related properties and, in general, having a high combined loan-to-value ratio at origination. For purpose of determining the amount of principal to be paid on the Class A-1 Notes and the Class A-2
                                 Notes, the Contracts will be divided into two groups: "Group 1" (relating to the Class A-1 Notes)
                                 and "Group 2" (relating to the Class A-2 Notes,) collectively referred to herein as the "Total
                                 Pool." See below for further description of the Contracts in each Group and the Total Pool.

ADDITIONAL COLLATERAL:           The data set forth below with respect to each Group is based solely on the contracts identified for inclusion in each Group as of the Cut-off Date. Certain additional contracts will be included in
                                 Group 2 on the Closing Date ("Additional Group 2 Contracts"). It is expected that the Additional
                                 Group 2 Contracts will have characteristics that are similar to the initial group of Group 2
                                 Contracts.

CREDIT ENHANCEMENT:              Credit enhancement with respect to the Notes will be provided by subordination and, with respect to the Class A Notes, the Financial Security Assurance Inc. ("FSA") insurance policy.

                                 (a) Subordination: Class A-1 Notes and Class A-2 Notes are senior to Class M and Class B Notes.
                                     -------------
                                 Class M Notes are senior to the Class B Notes.

                                 Class A-1 and Class A-2:  23.35% subordination  (Class M-1, M-2, B-1 and B-2)
                                 Class M-1:                18.00% subordination  (Class  M-2,  B-1 and B-2)
                                 Class M-2:                11.00% subordination (Class B-1 and B-2)
                                 Class B-1:                 5.50% subordination (Class B-2)
                                 Class B-2:                Limited Guaranty (which will not benefit any other
                                                           class directly or indirectly)

                                 (b) FSA Insurance Policy: FSA will issue a financial guaranty note insurance policy pursuant to
                                     --------------------
                                 which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A-1 and Class A-2 Notes.


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                                      -4-


DISTRIBUTIONS:                   The amount available for payments on the Notes will generally consist of payments made on or in respect of the Contracts, and will include amounts otherwise payable to the Servicer (as long as
                                 Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Contracts, to Green
                                 Tree as the Guaranty Fee, and to the Owner Trust Certificateholders.

LOSSES ON LIQUIDATED
CONTRACTS:                       If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled Principal Balances of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Guaranty Fee otherwise payable to Green Tree, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the
                                 Servicer), then the Class B-2 Noteholders, then the Class B-1 Noteholders, then the Class M-2
                                 Noteholders and then the Class M-1 Noteholders.

INTEREST
(Class A-1, A-2,
M-1, M-2, B-1):                  Following payment to FSA of the Premium Amount with respect to a Payment Date, interest will be distributable first to the Class A-1 and Class A-2 Notes, then to the Class M-1 Notes, then to the
                                 Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class A-1 Principal
                                 Balance, Class A-2 Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted
                                 Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest on all
                                 Notes will accrue on a 30/360 basis.

                                 Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through
                                 Rate, to the extent legally permissible. Draws previously made under the Certificate Insurance
                                 Policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.


                                 The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1
                                 Liquidation Loss Principal Amount. The Class M-1 Principal Balance is the Original Class M-1
                                 Principal Balance less all amounts previously distributed on account of principal of the Class M-1
                                 Notes.

                                 The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2
                                 Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2
                                 Principal Balance less all amounts previously distributed on account of principal of the Class M-2
                                 Notes.

                                 The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1
                                 Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original Class B-1
                                 Principal Balance less all amounts previously distributed on account of principal of the Class B-1
                                 Notes.


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                                      -5-


PRINCIPAL
(Class A-1, A-2,
M-1, M-2, B-1):                  After the payment of all interest distributable to Class A-1, Class A-2, Class M-1, Class M-2 and
                                 Class B-1 Noteholders, principal will be distributed in the following manner.

CLASS A PRINCIPAL:               The Class A-1 Noteholders will be entitled to receive the Senior Percentage of the related Group
                                 Formula Principal Distribution Amount, until the Class A-1 Principal Balance has been reduced to zero. The Class A-2 Noteholders will be entitled to receive the Senior Percentage of the related
                                 Group Formula Principal Distribution Amount until the Class A-2 Principal Balance has been reduced to zero. The "Senior Percentage" will equal 100% if either of the following exist:

                                 (i)  the Payment Date is prior to January 2003 (month 49); or
                                 (ii) any Class B Principal Distribution Test (see below) is not satisfied.

                                 Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the
                                 Class A-1 Principal Balance, the Class A-2 Principal Balance, and the Class M Principal Balance for
                                 a given Payment Date, and the denominator of which is the sum of the Scheduled Principal Balances of Group 1 and Group 2 for the immediately preceding Payment Date.

                                 The related "Group Formula Principal Distribution Amount" with respect to each Group and each Class
                                 A Note will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Contract related to such Group during the related Due Period, (ii) the Scheduled
                                 Balance of each Contract related to such Group which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Contracts related to such Group,
                                 (iv) the scheduled principal balance of each Contract related to such Group that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i)
                                 through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2
                                 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2
                                 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

CLASS M-1 PRINCIPAL:             Class M-1 Noteholders will not receive principal payments until the Class A-1 Principal Balance and
                                 Class A-2 Principal Balance has been reduced to zero. At that time the Class M-1 Noteholders will be entitled to receive the Senior Percentage of each Group Formula Principal Distribution Amount, until the Class M-1 Principal Balance has been reduced to zero.

CLASS M-2 PRINCIPAL:             Class M-2 Noteholders will not receive principal payments until the Class A-1, Class A-2 and Class
                                 M-1 Principal Balances have been reduced to zero. At that time the Class M-2 Noteholders will be entitled to receive the Senior Percentage of each Group Formula Principal Distribution Amount, until the Class M-2 Principal Balance has been reduced to zero.


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                                      -6-


                                      Group Formula Principal Distribution Amount, until the Class M-2 Principal Balance has been reduced to zero.

CLASS B-1 PRINCIPAL:                  The Class B-1 Noteholders will not receive principal payments until (i) the Class B Cross-over
                                      Date and (ii) such time as either (a) each Class B Principal Distribution Test is satisfied or
                                      (b) the Class A-1 Principal Balance, the Class A-2 Principal Balance and the Class M Principal
                                      Balances have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class A-1, Class A-2, Class M-1, Class M-2 and
                                      Class B-1 Noteholders, and all principal distributable to Class A-1, Class A-2, Class M-1, and
                                      Class M-2 Noteholders, Class B-1 Noteholders will receive the lesser of (i) the Class B
                                      Percentage of each Group Formula Principal Distribution Amount and (ii) the excess of (a) the sum of (x) the Class B-1 Principal Balance and (y) the Class B-2 Principal Balance over (b)
                                      $2,250,000, until the Class B-1 Principal Balance has been reduced to zero.

                                      The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B
                                      Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

CLASS B PRINCIPAL
DISTRIBUTION TESTS:                   (i)    the average of the Sixty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 4.5%;

                                      (ii)   the average of the Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 7.5%;

                                      (iii)  the Cumulative Realized Losses as of the given Payment Date must not exceed 13%;

                                      (iv)   the Current Realized Loss Ratio as of the given Payment Date must not exceed 5%; and

                                      (v)    the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 22%.

LIQUIDATION
LOSS INTEREST:                        Liquidation Loss Interest will be distributable first to the Class M-1 Notes, then to the
                                      Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class M-1
                                      Liquidation Loss Principal Amount, Class M-2 Liquidation Loss Principal Amount and Class B-1
                                      Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a
                                      Liquidation Loss Principal Amount was incurred for that Class to but excluding the following
                                      Payment Date.



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                                      -7-

                                GROUP 1 CONTRACTS

     The Contracts comprising Group 1 consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group 1 Contract are secured by the related real estate.

     The information concerning the Group 1 Contracts presented below is based on a pool originated through December 1, 1998. The pool of Group 1 Contracts will not include (i) any Contract secured by a first priority lien on the related mortgaged property with an original principal balance in excess of $227,150, or (ii) any Contract secured by a second or third priority lien on the related mortgage property with an original principal balance in excess of 50% of the principal balance of the related first lien or related first and second liens, as applicable.


                             INITIAL GROUP CONTRACTS

         Number of Contracts:                                14,419

         Wgt. Avg. Contract Rate:                            14.15%

         Range of Rates:                             6.99% - 20.14%

         Wgt. Avg. CLTV                                     117.00%
              Greater than 100%                              93.86%

         Wgt. Avg. FICO Score                                   645

         Wgt. Avg. Orig. Maturity:                           225.03

         Wgt. Avg. Rem. Maturity:                            221.26

         Avg. Rem. Princ. Balance:                       $22,192.94

         Wgt. Avg. CLTV:                                    117.00%



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                                      -8-

                 Geographic Distribution of Mortgaged Properties
                                Group 1 Contracts


                                                             % of Group 1
                                                             Contracts by
                Number of        Aggregate Principal          Outstanding
  State         Contracts        Balance Outstanding       Principal Balance
  -----         ---------        -------------------       -----------------
    AL             481               $  9,815,850                3.07%
    AR              67                  1,183,166                0.37
    AZ             449                 12,790,581                4.00
    CA           1,219                 38,630,128               12.07
    CO             260                  5,844,039                1.83
    CT             290                  7,028,175                2.20
    DC               9                    206,325                0.06
    DE              94                  2,118,598                0.66
    FL             884                 19,510,872                6.10
    GA             395                  8,040,627                2.51
    IA             250                  3,903,004                1.22
    ID              69                  1,318,840                0.41
    IL             910                 18,827,177                5.88
    IN             328                  5,873,035                1.84
    KS             335                  5,309,552                1.66
    KY             128                  2,376,819                0.74
    LA             165                  2,748,634                0.86
    MA             249                  5,875,590                1.84
    MD             289                  6,769,028                2.12
    ME              74                  1,692,472                0.53
    MI             545                 10,162,104                3.18
    MN             367                  7,500,323                2.34
    MO             589                  9,784,529                3.06
    MS             131                  2,329,795                0.73
    MT              27                    558,528                0.17
    NC             409                  7,785,546                2.43
    ND              37                    620,166                0.19
    NE             130                  2,173,969                0.68
    NH              61                  1,495,341                0.47
    NJ             479                 13,128,711                4.10
    NM              86                  1,786,408                0.56
    NV             206                  5,748,772                1.80
    NY             942                 22,432,484                7.01
    OH             483                  9,359,020                2.92
    OK             130                  2,455,615                0.77
    OR             109                  2,539,578                0.79
    PA             646                 14,002,454                4.38
    RI              60                  1,335,806                0.42
    SC             290                  5,428,082                1.70
    SD              53                    923,315                0.29
    TN             202                  3,835,823                1.20
    TX              30                    609,219                0.19
    UT              85                  1,883,305                0.59
    VA             709                 16,792,876                5.25
    VT              10                    246,182                0.08
    WA             382                  9,998,560                3.12
    WI             177                  3,230,584                1.01
    WV              60                  1,207,228                0.38
    WY              39                    783,166                0.24
                    --                    -------                ----

  Total         14,419               $320,000,001              100.00%


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                                      -9-

                         Initial Group 1 Contract Rates

--------------------------------------------------------------------------------


                                                                % of Group 1
                                                                Contracts by
                        Number of    Aggregate Principal         Outstanding
   Contract Rates       Contracts    Balance Outstanding      Principal Balance
   --------------       ---------    -------------------      -----------------

    Less than 9.001%         16          $    533,705                0.17%
      9.001%-10.000%        440            15,960,308                4.99
     10.001%-11.000%        810            26,721,078                8.35
     11.001%-12.000%        892            26,761,817                8.36
     12.001%-13.000%        994            25,045,684                7.83
     13.001%-14.000%      1,908            48,068,641               15.02
     14.001%-15.000%      2,654            60,281,052               18.84
     15.001%-16.000%      3,170            60,678,023               18.96
     16.001%-17.000%      2,213            36,572,779               11.43
Greater than 17.000%      1,322            19,376,916                6.06
                          -----            ----------                ----

Total                    14,419          $320,000,001              100.00%




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                                      -10-

                         Initial Group 1 Months Since Origination
--------------------------------------------------------------------------------
                                                                % of Group 1
                                                                Contracts by
 Months Since      Number of       Aggregate Principal          Outstanding
  Origination      Contracts       Balance Outstanding       Principal Balance
  -----------      ---------       -------------------       -----------------
  Less than 4        5,258             $114,725,095                35.85%
      4-6            4,859              107,574,705                33.62
     7-12            4,172               94,500,973                29.53
Greater than 12        130                3,199,228                 1.00
                       ---                ---------                 ----
    Total           14,419             $320,000,001               100.00%





                               Distribution of Group 1 Current Balance
--------------------------------------------------------------------------------
                                                                  % of Group 1
                                                                  Contracts by
                          Number of      Aggregate Principal      Outstanding
    Current Balance       Contracts      Balance Outstanding   Principal Balance
    ---------------       ---------      -------------------   -----------------

   Less than 10,000.00      1,372           $12,845,860               4.01%
   10,000.00-19,999.99      6,183            93,535,753              29.23
   20,000.00-29,999.99      3,857            95,051,659              29.70
   30,000.00-39,999.99      1,785            61,806,203              19.31
   40,000.00-49,999.99        924            40,327,130              12.60
   50,000.00-59,999.99        244            12,713,514               3.97
Greater than 59,999.99         54             3,719,881               1.16
                               --             ---------               ----
              Total        14,419          $320,000,001             100.00%




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                                     -11-

                             Distribution of Group 1 Original Balance
--------------------------------------------------------------------------------
                                                              % of Group 1
                                                               Contract by
                         Number of   Aggregate Principal       Outstanding
   Original Balance      Contracts   Balance Outstanding     Principal Balance
   ----------------      ---------   -------------------     -----------------

  Less than  10,000.00        287           $2,198,814                0.69%
   10,000.00-19,999.99      6,609           91,238,418               28.51
   20,000.00-29,999.99      4,235           99,690,008               31.15
   30,000.00-39,999.99      1,962           65,999,170               20.62
   40,000.00-49,999.99        994           42,768,322               13.37
   50,000.00-59,999.99        278           14,385,388                4.50
Greater than 59,999.99         54            3,719,881                1.16
                               --            ---------                ----
              Total        14,419         $320,000,001              100.00%



                         Remaining Months to Maturity of Group 1 Contracts


--------------------------------------------------------------------------------
                                                            % of Group 1
                                                             Contracts by
                     Number of    Aggregate Principal        Outstanding
 Months Remaining    Contracts    Balance Outstanding      Principal Balance
 ----------------    ---------    -------------------      -----------------
   1-60                   253             $3,366,061                1.05%
  61-120                2,145             36,574,268               11.43
 121-180                3,564             76,431,729               23.88
 181-240                5,879            119,756,444               37.42
 241-300                2,570             83,625,593               26.13
 301-360                    8                245,906                0.08
                            -                -------                ----
  Total                14,419           $320,000,001              100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                            Group 1 Contracts FICO Scores


--------------------------------------------------------------------------------
                                                        % of Group 1 Contracts
                     Number of    Aggregate Principal       by Outstanding
        FICO Scores  Contracts    Balance Outstanding      Principal Balance
        -----------  ---------    -------------------      -----------------
Less than 551              462             $8,277,784               2.59%
    551-600              1,695             32,853,021              10.27
    601-650              6,382            139,297,090              43.53
    651-700              4,379            101,837,558              31.82
    701-750              1,240             31,286,029               9.78
Greater than 750           261              6,448,519               2.02
                           ---              ---------               ----
      Total             14,419           $320,000,001             100.00%



                        Group 1 Contracts Debt to Income

--------------------------------------------------------------------------------
                                                          % of Group 1 Contract
                       Number of    Aggregate Principal       by Outstanding
     Debt to Income    Contracts    Balance Outstanding      Principal Balance
     --------------    ---------    -------------------      -----------------
   Less than 10.01%          746            $12,572,851               3.93%
     10.01% -15.00%          211              3,566,756               1.11
     15.01% -20.00%          374              6,301,860               1.97
     20.01% -25.00%          773             15,479,643               4.84
     25.01% -30.00%        1,344             29,274,900               9.15
     30.01% -35.00%        2,082             47,438,354              14.82
     35.01% -40.00%        2,608             59,866,348              18.71
     40.01% -45.00%        3,088             70,826,565              22.13
     45.01% -50.00%        2,071             48,934,671              15.29
Greater than 50.00%        1,122             25,738,051               8.04
                           -----             ----------               ----
          Total           14,419           $320,000,001             100.00%




[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                GROUP 2 CONTRACTS

     The Contracts comprising Group 2 consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Group 2 Contract are secured by the related real estate.

     The information concerning the Initial Group 2 Contracts presented below is based on a pool originated through December 1, 1998 (the "Initial Group 2 Contracts). Green Tree intends to acquire and sell Additional Group 2 Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Group 2 Contracts will differ from the characteristics of the Initial Group 2 Contracts shown below, Green Tree does not expect that the characteristics of the Additional Group 2 Contracts sold to the Trust will vary materially from those of the Initial Group 2 Contracts herein.

                          The Initial Group 2 Contracts

           Number of Contracts:                                  3,833

           Wgt. Avg. Contract Rate:                             13.76%

           Range of Rates:                              7.99% - 19.64%

           Wgt. Avg. CLTV                                      128.30%
                Greater than 100%                               94.58%

           Wgt. Avg. FICO Score                                    647

           Wgt. Avg. Orig. Maturity:                            231.74

           Wgt. Avg. Rem. Maturity:                             228.04

           Avg. Rem. Princ. Balance:                        $26,829.69







[LOGO OF MERRILL LYNCH APPEARS HERE]
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 Geographic Distribution of Mortgaged Properties
                            Initial Group 2 Contracts


                                                         % of Group 2 Contracts
                Number of          Aggregate Principal       by Outstanding
  State         Contracts          Balance Outstanding     Principal Balance
  -----         ---------          -------------------     -----------------
   AL             133                 $3,270,144               3.18%
   AR              22                    568,257               0.55
   AZ             109                  3,392,399               3.30
   CA             237                  8,437,832               8.20
   CO              63                  1,861,999               1.81
   CT              60                  1,628,099               1.58
   DC               1                     19,369               0.02
   DE              29                    720,793               0.70
   FL             266                  7,310,371               7.11
   GA              89                  2,403,788               2.34
   IA              63                  1,143,818               1.11
   ID              15                    369,603               0.36
   IL             190                  4,665,323               4.54
   IN             119                  3,037,891               2.95
   KS              79                  1,606,204               1.56
   KY              37                    872,958               0.85
   LA              43                  1,027,721               1.00
   MA              41                  1,154,578               1.12
   MD              53                  1,317,257               1.28
   ME              35                  1,093,088               1.06
   MI             173                  4,224,130               4.11
   MN             150                  3,454,138               3.36
   MO             148                  3,297,138               3.21
   MS              24                    535,673               0.52
   MT              11                    278,939               0.27
   NC             112                  2,597,238               2.53
   ND              17                    421,234               0.41
   NE              37                    789,623               0.77
   NH              17                    550,438               0.54
   NJ              89                  2,862,695               2.78
   NM              28                    775,543               0.75
   NV              40                  1,166,432               1.13
   NY             299                  8,544,411               8.31
   OH             147                  3,572,719               3.47
   OK              48                  1,310,233               1.27
   OR              30                    983,631               0.96
   PA             231                  6,318,349               6.14
   RI              19                    466,769               0.45
   SC              70                  1,719,318               1.67
   SD              25                    605,174               0.59
   TN              49                  1,378,246               1.34
   TX              13                    331,658               0.32
   UT              12                    262,697               0.26
   VA             164                  4,757,095               4.63
   VT               2                     58,273               0.06
   WA              97                  3,120,103               3.03
   WI              64                  1,596,960               1.55
   WV              15                    452,552               0.44
   WY              18                    505,302               0.49
                   --                    -------               ----
  Total         3,833               $102,838,205             100.00%




[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                         Initial Group 2 Contract Rates


--------------------------------------------------------------------------------
                                                          % of Group 2 Contracts
                         Number of   Aggregate Principal      by Outstanding
       Contract Rates    Contracts   Balance Outstanding     Principal Balance
       --------------    ---------   -------------------     -----------------
    Less than 9.001%           9              $297,719                0.29%
      9.001%-10.000%         120             4,819,983                4.69
     10.001%-11.000%         239             8,702,740                8.46
     11.001%-12.000%         326            11,280,005               10.97
     12.001%-13.000%         377            11,690,437               11.37
     13.001%-14.000%         704            20,870,419               20.29
     14.001%-15.000%         705            19,391,365               18.86
     15.001%-16.000%         684            14,502,779               14.10
     16.001%-17.000%         432             7,596,968                7.39
Greater than 17.000%         237             3,685,789                3.58
                             ---             ---------                ----
           Total           3,833          $102,838,205              100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    Initial Group 2 Months Since Origination


--------------------------------------------------------------------------------
                                                        % of Group 2 Contracts
 Months Since       Number of     Aggregate Principal       by Outstanding
  Origination       Contracts     Balance Outstanding      Principal Balance
  -----------       ---------     -------------------      -----------------
   Less than 4         1,377             $36,423,773               35.42%
       4-6             1,330              35,781,934               34.79
      7-12             1,068              28,820,034               28.02
 Greater than 12          58               1,812,464                1.76
                          --               ---------                ----
     Total             3,833            $102,838,205              100.00%




                 Distribution of Initial Group 2 Current Balance


--------------------------------------------------------------------------------
                                                          % of Group 2 Contract
                         Number of   Aggregate Principal      by Outstanding
   Current Balance       Contracts   Balance Outstanding     Principal Balance
   ---------------       ---------   -------------------     ------------------

   Less than 10,000.00        190         $1,764,975                  1.72%
   10,000.00-19,999.99      1,173         18,009,550                 17.51
   20,000.00-29,999.99      1,060         26,508,089                 25.78
   30,000.00-39,999.99        803         28,111,539                 27.34
   40,000.00-49,999.99        467         20,487,722                 19.92
   50,000.00-59,999.99        112          5,808,409                  5.65
Greater than 59,999.99         28          2,147,920                  2.09
                               --          ---------                  ----
              Total         3,833       $102,838,205                100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                Distribution of Initial Group 2 Original Balance

--------------------------------------------------------------------------------
                                                          % of Group 2 Contract
                         Number of   Aggregate Principal      by Outstanding
   Original Balance      Contracts   Balance Outstanding     Principal Balance
   ----------------      ---------   -------------------     -----------------
  Less than  10,000.00         38              $276,867               0.27%
   10,000.00-19,999.99      1,216            17,346,670              16.87
   20,000.00-29,999.99      1,094            26,427,738              25.70
   30,000.00-39,999.99        802            27,354,787              26.60
   40,000.00-49,999.99        520            22,371,587              21.75
   50,000.00-59,999.99        135             6,912,636               6.72
Greater than 59,999.99         28             2,147,920               2.09
                               --             ---------               ----
              Total         3,833          $102,838,205             100.00%




            Remaining Months to Maturity of Initial Group 2 Contracts


--------------------------------------------------------------------------------
                                                         % of Group 2 Contracts
                     Number of    Aggregate Principal        by Outstanding
  Months Remaining   Contracts    Balance Outstanding       Principal Balance
  ----------------   ---------    -------------------       -----------------
   1-60                    47              $606,884                  0.59%
  61-120                  486             9,973,134                  9.70
 121-180                  942            24,502,400                 23.83
 181-240                1,429            34,750,035                 33.79
 241-300                  929            33,005,752                 32.09
                          ---            ----------                 -----
   Total                3,833          $102,838,205                100.00%




[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           Initial Group 2 Contracts FICO Scores


--------------------------------------------------------------------------------
                                                                  % of Group 2
                                                                  Contracts by
                       Number of      Aggregate Principal         Outstanding
        FICO Scores    Contracts      Balance Outstanding      Principal Balance
        -----------    ---------      -------------------      -----------------
Less than 551             126              $2,595,935                2.52%
    551-600               392               9,351,455                9.09
    601-650             1,696              44,160,073               42.94
    651-700             1,202              34,322,512               33.38
    701-750               361              10,855,429               10.56
Greater than 750           56               1,552,802                1.51
                           --               ---------               -----
      Total             3,833            $102,838,205              100.00%






                           Initial Group 2 Contracts Debt to Income

--------------------------------------------------------------------------------
                                                                 % of Group 2
                                                                 Contracts by
                         Number of     Aggregate Principal       Outstanding
   Debt to Income        Contracts     Balance Outstanding    Principal Balance
   --------------        ---------     -------------------    -----------------
   Less than 10.01%         173             $3,234,218               3.14%
     10.01% -15.00%          52              1,012,062               0.98
     15.01% -20.00%          88              1,852,580               1.80
     20.01% -25.00%         240              6,136,402               5.97
     25.01% -30.00%         343              8,958,010               8.71
     30.01% -35.00%         536             14,913,217              14.50
     35.01% -40.00%         737             20,371,744              19.81
     40.01% -45.00%         867             24,003,052              23.34
     45.01% -50.00%         518             14,815,534              14.41
Greater than 50.00%         279              7,541,386               7.33
                            ---              ---------               ----
          Total           3,833           $102,838,205             100.00%



[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                             TOTAL POOL CONTRACTS

     The Contracts comprising the Total Pool consist of home improvement contracts and home equity contracts. The obligations of the obligor under each Total Pool Contract are secured by the related real estate.

     The information concerning the Total Pool Contracts presented below is based on a pool originated through December 1, 1998. Green Tree intends to acquire and sell Additional Group 2 Contracts to the Trust on the Closing Date. Although the characteristics of the final pool of Total Pool Contracts will differ from the characteristics of the Total Pool Contracts shown below, Green Tree does not expect that the characteristics of the Additional Group 2 Contracts sold to the Trust will vary materially from those of the Group 2 Contracts herein.

                           The Total Pool Contracts

          Number of Contracts:                                   18,252

          Wgt. Avg. Contract Rate:                                14.05%

          Range of Rates:                                 6.99% - 20.14%

          Wgt. Avg. CLTV                                         119.75%
              Greater than 100%                                   94.03%

          Wgt. Avg. FICO Score                                      646

          Wgt. Avg. Orig. Maturity:                              226.66

          Wgt. Avg. Rem. Maturity:                               222.91

          Avg. Rem. Princ. Balance:                          $23,166.68








[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          Geographic Distribution of Mortgaged Properties
                                       Total Pool Contracts


                                                          % of Total Pool
                                                            Contracts by
               Number of      Aggregate Principal           Outstanding
  State        Contracts      Balance Outstanding        Principal Balance
  -----        ---------      -------------------        -----------------
   AL             614              $13,085,994                  3.09%
   AR              89                1,751,423                  0.41
   AZ             558               16,182,980                  3.83
   CA           1,456               47,067,960                 11.13
   CO             323                7,706,038                  1.82
   CT             350                8,656,274                  2.05
   DC              10                  225,694                  0.05
   DE             123                2,839,391                  0.67
   FL           1,150               26,821,243                  6.34
   GA             484               10,444,415                  2.47
   IA             313                5,046,822                  1.19
   ID              84                1,688,442                  0.40
   IL           1,100               23,492,500                  5.56
   IN             447                8,910,926                  2.11
   KS             414                6,915,756                  1.64
   KY             165                3,249,777                  0.77
   LA             208                3,776,355                  0.89
   MA             290                7,030,168                  1.66
   MD             342                8,086,285                  1.91
   ME             109                2,785,560                  0.66
   MI             718               14,386,235                  3.40
   MN             517               10,954,461                  2.59
   MO             737               13,081,667                  3.09
   MS             155                2,865,467                  0.68
   MT              38                  837,468                  0.20
   NC             521               10,382,784                  2.46
   ND              54                1,041,400                  0.25
   NE             167                2,963,592                  0.70
   NH              78                2,045,779                  0.48
   NJ             568               15,991,406                  3.78
   NM             114                2,561,951                  0.61
   NV             246                6,915,204                  1.64
   NY           1,241               30,976,895                  7.33
   OH             630               12,931,740                  3.06
   OK             178                3,765,848                  0.89
   OR             139                3,523,209                  0.83
   PA             877               20,320,803                  4.81
   RI              79                1,802,575                  0.43
   SC             360                7,147,399                  1.69
   SD              78                1,528,489                  0.36
   TN             251                5,214,070                  1.23
   TX              43                  940,877                  0.22
   UT              97                2,146,002                  0.51
   VA             873               21,549,971                  5.10
   VT              12                  304,455                  0.07
   WA             479               13,118,662                  3.10
   WI             241                4,827,543                  1.14
   WV              75                1,659,780                  0.39
   WY              57                1,288,468                  0.30
               ------             ------------                ------
 Total         18,252             $422,838,206                100.00%






[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                  Total Pool Contract Rates

-------------------------------------------------------------------------------
                                                                % of Total Pool
                                                                  Contracts by
                          Number of      Aggregate Principal      Outstanding
    Contract Rates        Contracts      Balance Outstanding   Principal Balance
    --------------        ---------      -------------------   -----------------
    Less than 9.001%          25                $831,424               0.20%
      9.001%-10.000%         560              20,780,290               4.91
     10.001%-11.000%       1,049              35,423,819               8.38
     11.001%-12.000%       1,218              38,041,822               9.00
     12.001%-13.000%       1,371              36,736,121               8.69
     13.001%-14.000%       2,612              68,939,059              16.30
     14.001%-15.000%       3,359              79,672,417              18.84
     15.001%-16.000%       3,854              75,180,802              17.78
     16.001%-17.000%       2,645              44,169,747              10.45
Greater than 17.000%       1,559              23,062,705               5.45
                           -----              ----------               ----
           Total          18,252            $422,838,206             100.00%






[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                           Total Pool Months Since Origination

-------------------------------------------------------------------------------
                                                              % of Total Pool
                                                                Contracts by
  Months Since       Number of     Aggregate Principal          Outstanding
  Origination        Contracts     Balance Outstanding       Principal Balance
  -----------        ---------     -------------------       -----------------
  Less than 4          6,635           $151,148,868                35.75%
      4-6              6,189            143,356,639                33.90
     7-12              5,240            123,321,007                29.17
Greater than 12          188              5,011,692                 1.19
                         ---              ---------                 ----
     Total            18,252           $422,838,206               100.00%




                                 Distribution of Total Pool Current Balance

--------------------------------------------------------------------------------
                                                               % of Total Pool
                                                                 Contracts by
                          Number of   Aggregate Principal         Outstanding
  Current Balance         Contracts   Balance Outstanding      Principal Balance
  ---------------         ---------   -------------------      -----------------
  Less than  10,000.00      1,562          $14,610,834                 3.46%
   10,000.00-19,999.99      7,356          111,545,304                26.38
   20,000.00-29,999.99      4,917          121,559,749                28.75
   30,000.00-39,999.99      2,588           89,917,742                21.27
   40,000.00-49,999.99      1,391           60,814,852                14.38
   50,000.00-59,999.99        356           18,521,923                 4.38
Greater than 59,999.99         82            5,867,801                 1.39
                               --            ---------                 ----
              Total        18,252         $422,838,206               100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               Distribution of Total Pool Original Balance

--------------------------------------------------------------------------------
                                                               % of Total Pool
                                                                 Contracts by
                           Number of    Aggregate Principal       Outstanding
  Original Balance         Contracts    Balance Outstanding    Principal Balance
  ----------------         ---------    -------------------    -----------------

  Less than  10,000.00         325           $2,475,681               0.59%
   10,000.00-19,999.99       7,825          108,585,089              25.68
   20,000.00-29,999.99       5,329          126,117,746              29.83
   30,000.00-39,999.99       2,764           93,353,958              22.08
   40,000.00-49,999.99       1,514           65,139,909              15.41
   50,000.00-59,999.99         413           21,298,023               5.04
Greater than 59,999.99          82            5,867,801               1.39
                                --            ---------               ----
              Total         18,252         $422,838,206             100.00%






                       Remaining Months to Maturity of Total Pool Contracts

--------------------------------------------------------------------------------
                                                                % of Total Pool
                                                                  Contracts by
                       Number of        Aggregate Principal       Outstanding
Months Remaining       Contracts        Balance Outstanding    Principal Balance
----------------       ---------        -------------------    -----------------
  1-60                     300               $3,972,945              0.94%
 61-120                  2,631               46,547,402             11.01
121-180                  4,506              100,934,130             23.87
181-240                  7,308              154,506,479             36.54
241-300                  3,499              116,631,345             27.58
301-360                      8                  245,906              0.06
                             -                  -------              ----
  Total                 18,252             $422,838,206            100.00%





[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                            Initial Total Pool Contracts FICO Scores

--------------------------------------------------------------------------------
                                                               % of Total Pool
                                                                 Contracts by
                       Number of       Aggregate Principal       Outstanding
FICO Scores            Contracts       Balance Outstanding    Principal Balance
-----------            ---------       -------------------    -----------------
Less than 551              588              $10,873,719              2.57%
    551-600              2,087               42,204,475              9.98
    601-650              8,078              183,457,163             43.39
    651-700              5,581              136,160,069             32.20
    701-750              1,601               42,141,458              9.97
Greater than 750           317                8,001,321              1.89
                           ---                ---------              ----
      Total             18,252             $422,838,206            100.00%





                                  Total Pool Contracts Debt to Income

--------------------------------------------------------------------------------
                                                                % of Total Pool
                                                                   Contracts by
                           Number of      Aggregate Principal      Outstanding
   Debt to Income          Contracts      Balance Outstanding  Principal Balance
   --------------          ---------      -------------------  -----------------
   Less than 10.01%            919            $15,807,070              3.74%
      10.01%-15.00%            263              4,578,818              1.08
      15.01%-20.00%            462              8,154,441              1.93
      20.01%-25.00%          1,013             21,616,044              5.11
      25.01%-30.00%          1,687             38,232,910              9.04
      30.01%-35.00%          2,618             62,351,571             14.75
      35.01%-40.00%          3,345             80,238,092             18.98
      40.01%-45.00%          3,955             94,829,617             22.43
      45.01%-50.00%          2,589             63,750,205             15.08
Greater than 50.00%          1,401             33,279,438              7.87
                             -----             ----------              ----
                            18,252           $422,838,206            100.00%




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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                         CPR PREPAYMENT SENSITIVITIES


                   50% of             75% of             100% of            125% of              150% of
                 Prepayment         Prepayment          Prepayment         Prepayment          Prepayment
                   Model*              Model*             Model*             Model*              Model*
                WAL/Maturity        WAL/Maturity       WAL/Maturity        WAL/Maturity       WAL/Maturity
To Call

Class A-1      5.34     07/12     4.09     12/09       3.28     11/07     2.67     03/06      2.23     11/04

Class A-2      5.52     08/12     4.24     01/10       3.41     12/07     2.78     04/06      2.34     12/04

Class M-1     14.80     11/14    12.22     02/12      10.02     12/09     8.19     02/08      6.77     09/06

Class M-2     15.88     11/14    13.13     02/12      10.96     12/09     9.12     02/08      7.79     10/06

Class B-1      8.64     04/10     6.68     09/07       5.45     03/06     5.18     08/05      4.99     03/05

To Maturity

Class A-1      5.34    07/12       4.09    12/09       3.28     11/07     2.67     03/06      2.23     11/04

Class A-2      5.52     08/12     4.24     01/10       3.41     12/07     2.78     04/06      2.34     12/04

Class M-1     14.83     05/15    12.26     07/12      10.04     04/10     8.20     04/08      6.77     09/06

Class M-2     19.12     09/22    16.62     02/21      14.35     08/18    12.20     12/16     10.35     12/14

Class B-1      8.64     04/10     6.68     09/07       5.45     03/06     5.18     08/05      4.99     03/05

---------------
* The Notes will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 0% per annum of the then outstanding principal balance of the Contracts in the first month of the life of the Contracts and an additional 1.14% (precisely, 16/14%) per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and in each month thereafter, the conditional prepayment rate is 16%.



[LOGO OF MERRILL LYNCH APPEARS HERE]
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.